Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 1, 2000, except as to Note 17, which is as of February 25, 2000 relating to the financial statements of GlobeSpan, Inc., which appears in GlobeSpan's Annual Report on Form 10-K for the year ended December 31, 1999.

                                             /s/ PricewaterhouseCoopers LLP
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                                             Florham Park, New Jersey
                                             June 29, 2000